Exhibit 10.5

PEGASUS DIGITAL MOBILITY ACQUISITION CORP.

PEGASUS DIGITAL MOBILITY SPONSOR LLC

PEGASUS TOPCO B.V.

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AGREEMENT TO REMOVE THE LOCK-UP FROM CERTAIN CLASS B SHARES

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This Agreement on the Removal of the Lock-up from certain Class B shares (the "Agreement") is made and entered into as of 29 April 2024

BY AND AMONG

(1)	Pegasus Digital Mobility Acquisition Corp., a Cayman Islands exempted company ("Pegasus"),

(2)	Pegasus Digital Mobility Sponsor LLC, a Cayman Islands limited liability company (the "Sponsor"), and

(3)	Pegasus TopCo B.V., a Dutch private limited liability company ("TopCo").

RECITALS

WHEREAS, Pegasus, Schmid, and TopCo are parties to a Business Combination Agreement dated May 31, 2023 amended by the First Amendment to Business Combination Agreement dated September 26, 2023 and further amended by the Second Amendment to Business Combination Agreement dated January 29, 2024 (together, the "BCA"), pursuant to which, among other things, TopCo will become a publicly listed company and the shareholders of Pegasus and the shareholders of Schmid will become shareholders of TopCo through a series of transactions (the "Business Combination");

WHEREAS, Pegasus, certain insiders and the Sponsor are parties to a letter agreement dated October 21, 2021 (the "Insider Letter"), pursuant to which, among other things, the Transfer (as defined in the Insider Letter) of Class B ordinary shares of Pegasus (the "Pegasus Class B Shares") is restricted and Lock-Up Periods (as defined in the Insider Letter) are imposed on the holders of such Pegasus Class B Shares;

WHEREAS, certain IPO anchor investors as set out in the F-4 registration statement filed by TopCo as amended and declared effective on March 28, 2024 (the "Anchor Investors") holding 1,375,000 Pegasus Class B Shares are subject to the lock-up.

NOW, THEREFORE, the Parties hereto agree as follows:

1.	To allow for the freefloat of shares after the Business Combination to increase, the 1,375,000 Pegasus Class B Shares held by Anchor Investors, Pegasus and TopCo hereby agree to lift and waive any restrictions on the Transfer of or Lock-Up Periods applying to these 1,375,000 Pegasus Class B Shares as set forth in, inter alia, Sections 3, 7 (a) and 7 (c) of the Insider Letter and Sections 3 and 5 of the Sponsor Agreement.

2.	The terms, conditions and provisions of the BCA, the Insider Letter and the Sponsor Agreement, as amended by this Agreement, remain in full force and effect.

3.	This Agreement and all claims or causes of action based upon, arising out of, or related to this Agreement or the Transactions shall be governed by and construed in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof. Any proceeding or actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate court therefrom) and each of the parties irrevocably (a) submits to the exclusive jurisdiction of each such court in any such proceeding or action, (b) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (c) agrees that all claims in respect of the proceeding or action shall be heard and determined only in any such court and (d) agrees not to bring any proceeding or action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. For the avoidance of doubt, any matters not provided for under this Section will be governed by Section 12 of the BCA.

4.	This Agreement may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement.

PEGASUS DIGITAL MOBILITY ACQUISITION CORP.

By:
Name:
Title:

PEGASUS DIGITAL MOBILITY SPONSOR LLC

By:
Name:
Title:
PEGASUS TOPCO B.V.

By:
Name:
Title: